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                                                                     EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER      *                                                        **   SHARES
        ---------                                                   ----

                           KOFAX IMAGE PRODUCTS, INC.

                                  COMMON STOCK

                   AUTHORIZED CAPITAL STOCK: 45,000,000 SHARES

Common Stock: 40,000,000 Shares               Preferred Stock:  5,000,000 Shares
              $.001 par value per share                $.001 par value per share


THIS CERTIFIES THAT                                            IS THE REGISTERED
                    ------------------------------------------
HOLDER OF     (*******************)       SHARES OF COMMON STOCK OF
          -------------------------------

                           KOFAX IMAGE PRODUCTS, INC.

HEREINAFTER DESIGNATED "THE CORPORATION," TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

         A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OF SHARES OF STOCK OF THE CORPORATION AND UPON THE HOLDERS THEREOF MAY BE OBTAINED BY ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, AT THE PRINCIPAL OFFICE OF THE CORPORATION.

         THE SHARES REPRESENTED HEREBY ARE RESTRICTED AS TO TRANSFER AS DESCRIBED OR SET FORTH ON THE REVERSE SIDE HEREOF.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers this ___ day of _______, 199__.


__________________________________                    __________________________
Ronald J. Fikert, Secretary                           David S. Silver, President



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FOR VALUE RECEIVED, ____________________________________ HEREBY SELL, ASSIGN AND
TRANSFER UNTO __________________________________________________________________
_______________________________________________________SHARES REPRESENTED BY THE
WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________ ___________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER
OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION ON THE
PREMISES.

DATED _____________________, 19__


                                                     ___________________________

                                                     ___________________________


Notice: The signature to the foregoing assignment must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever and should be guaranteed by a commercial bank or trust company having an office or correspondent in Los Angeles or New York City or by a member firm of the New York Stock Exchange, American Stock Exchange or Pacific Coast Stock Exchange.

                                                    Signature Guaranteed:


                                                    ____________________________


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A "NO-ACTION" LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.